SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Genasys Inc.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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16262 West Bernardo Drive
San Diego, California 92127
(858) 676-1112

January 29, 2024

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Thursday, March 14, 2024, at 9:00 a.m., Pacific Time. The Annual Meeting is a virtual meeting of stockholders which means that you are able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting www.proxydocs.com/GNSS and registering. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person. The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The accompanying materials include the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

To attend the Annual Meeting, you must enter the control number on your proxy card, voting instruction form or Notice Regarding the Availability of Proxy Materials, and register at www.proxydocs.com/GNSS prior to the deadline of Tuesday, March 12, 2024, 5:00 p.m., Eastern Time. Whether or not you plan to attend the virtual Annual Meeting, we urge you to read the accompanying Proxy Statement carefully and vote as soon as possible. You may vote your shares by completing, signing, dating, and returning the proxy card today. For your convenience, you may also vote your shares via the Internet or by telephone by following the instructions on the proxy card or Notice Regarding the Availability of Proxy Materials. If you decide to attend the virtual Annual Meeting and you are a registered stockholder, you will be able to vote at the Annual Meeting by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Tuesday, March 12, 2024, 5:00 p.m., Eastern Time, even if you have previously submitted your proxy.

Thank you for your support and continued interest in Genasys Inc.

Sincerely, Richard H. Osgood III Chairman of the Board

16262 West Bernardo Drive
San Diego, California 92127
(858) 676-1112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MARCH 14, 2024

TO THE STOCKHOLDERS OF GENASYS INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Genasys Inc., a Delaware corporation (the “Company”), will be held on Thursday, March 14, 2024 at 9:00 a.m., Pacific Time. The Annual Meeting is a virtual meeting of stockholders which means that you are able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Tuesday, March 12, 2024, 5:00 p.m., Eastern Time. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person. The Annual Meeting is being held for the following purposes:

1.	To elect five directors to serve for the ensuing year and until their successors are elected;

2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024;

3.	To consider an advisory vote on the compensation of our named executive officers;

4.	To consider an advisory vote on the frequency of the advisory vote on executive compensation; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports” on page 22 of the Proxy Statement.

The Board of Directors has fixed the close of business on Thursday, January 25, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Stockholders of record present, via live webcast, at the Annual Meeting or who have submitted a valid proxy via the Internet, by telephone or by mail will be deemed to be present, via live webcast, to vote at the Annual Meeting.

San Diego, California 92127	By Order of the Board of Directors, Richard H. Osgood III Chairman of the Board

San Diego, California

January 29, 2024

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING VIA LIVE WEBCAST. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE VIA LIVE WEBCAST IF YOU ATTEND THE VIRTUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MARCH 14, 2024.

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED

SEPTEMBER 30, 2023 ARE AVAILABLE AT www.proxydocs.com/GNSS.

GENASYS INC.
16262 West Bernardo Drive, San Diego, California 92127
(858) 676-1112

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, March 14, 2024

INFORMATION CONCERNING
SOLICITATION AND THE ANNUAL MEETING

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Genasys Inc., a Delaware corporation, of proxies for use at the 2024 Annual Meeting of Stockholders to be held on Thursday, March 14, 2024, at 9:00 a.m., Pacific Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting is a virtual meeting of stockholders, which means that the Annual Meeting will be conducted via live webcast and that you will be able to participate in the Annual Meeting, by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Tuesday, March 12, 2024, 5:00 p.m., Eastern Time. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person.

We intend to mail or electronically deliver this Proxy Statement, the accompanying proxy card and Notice of Annual Meeting on or about February 2, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING
THE ANNUAL MEETING AND PROXY STATEMENT

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Richard S. Danforth, Chief Executive Officer, and Dennis D. Klahn, Chief Financial Officer and Secretary (the “proxyholders”), have been designated as proxies for the Annual Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy card designating the proxyholders as proxies to vote on your behalf. The Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures including information about our Board and executive officers.

Why is the Annual Meeting being held virtually?

The Annual Meeting will be held virtually because it enables increased stockholder accessibility, while improving meeting efficiency and reducing costs. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation since stockholders can participate from any location around the world. We also believe that hosting a virtual meeting is in the best interest of the Company and our stockholders in light of continuing health and safety concerns.

What if I have technical or other “IT” problems logging into or participating during the Annual Meeting live webcast?

We have established a toll-free technical support “help line” that can be accessed by any stockholder who experiences any problems logging into or participating during the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the toll-free telephone number that will be shown on the login page for the virtual Annual Meeting and a member of the technical support team will assist you.

How can I participate and ask questions at the Annual Meeting?

We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would have at an in-person meeting. In order to submit a question at the Annual Meeting, you will need to login to the live webcast. Once you are logged in, you may submit questions online before and during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the meeting. All appropriate questions asked during the Annual Meeting will be read and addressed during the meeting. Stockholders are encouraged to login to the live webcast at least 15 minutes prior to the scheduled start time of the Annual Meeting to test their internet connectivity.

Who can vote at the Annual Meeting?

We have designated a record date of Thursday, January 25, 2024 for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting, via live webcast at www.proxydocs.com/GNSS. At the close of business on Thursday, January 25, 2024, we had outstanding and entitled to vote 44,024,952 shares of common stock. On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Stockholder of Record - Shares Registered in Your Name

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at www.proxydocs.com/GNSS at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to ensure your vote is counted by submitting your proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card. Simply follow the instructions on the accompanying proxy card for each voting method.

Beneficial Owner - Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting, via live webcast by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Tuesday, March 12, 2024, 5:00 p.m., Eastern Time. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on “routine” matters. Your broker will not have discretion to vote on “non-routine” matters absent direction from you. The election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 3), and the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 4) are considered “non-routine” under applicable rules. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for fiscal 2024 (Proposal 2) is considered “routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

How can I attend the Annual Meeting?

You will be admitted to the virtual Annual Meeting, via live webcast, if you were a stockholder as of the close of business on Thursday, January 25, 2024, or you have authority to vote under a valid proxy for the Annual Meeting. You must visit and register at www.proxydocs.com/GNSS prior to the deadline of Tuesday, March 12, 2024, 5:00 p.m., Eastern Time. In order to register, you must use the control number that is printed on your proxy/voting instruction card, the Notice of Availability of Proxy Materials, or the email sending you the link to the proxy materials, as applicable. Approximately one hour prior to the meeting start time, all pre-registered shareholders will receive an email containing a unique URL link gaining them access to the meeting – as well as a link giving them the ability to vote during the meeting. To log in, you will need to follow the subsequent instructions you receive via this email communication. The virtual meeting platform is fully supported across browsers (Chrome, Firefox, Edge and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. If you encounter any technical difficulties logging onto or during the meeting, there will be a toll-free technical support “help line” to assist you. Technical support will be available 15 minutes prior to the start time of the meeting and through the conclusion of the meeting.

What proposals will be presented at the Annual Meeting?

At the Annual Meeting, stockholders eligible to vote will consider and vote upon (1) the election of five directors to serve for the ensuing year and until their successors are elected, (2) the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024, (3) an advisory vote on the compensation of our named executive officers, (4) an advisory vote on the frequency of the advisory vote on executive compensation, and (5) such other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the Board recommend I vote on these proposals?

Our Board’s recommendations are set forth, together with a description of the proposals, in this Proxy Statement. In summary, our Board recommends that you vote:

•	FOR each of the nominees for director named in this Proxy Statement to serve until the Annual Meeting of Stockholders in 2025 and until their successors are duly elected and qualified (see page 6);

•	FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ended September 30, 2024 (see page 13);

•	FOR the approval, on an advisory basis, of the compensation of our executive officers (see page 14); and

•	FOR every year in response to the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (see page 15).

What vote is required to approve each matter and how are votes counted?

Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. If a quorum is present at the Annual Meeting, the votes required for the proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

•

Election of Directors. The five nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Abstentions and broker non-votes, if any, are not counted for purposes of electing directors and will have no effect on the results of this vote. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

•

Ratification of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2024. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have No effect on the outcome of this proposal.

•

Advisory vote on executive compensation. The affirmative vote of a majority of shares votes cast at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have No effect on the outcome of this proposal. Broker non-votes are not considered entitled to vote on this proposal and, as a result, broker non-votes will have No effect on the outcome this proposal.

•

Advisory vote on the frequency of the advisory vote on executive compensation. The affirmative vote of a majority of shares votes cast at the Annual Meeting is required to approve, on an advisory basis, the frequency of the advisory vote on compensation of our named executive officers. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have No effect on the outcome of this proposal. Broker non-votes are not considered entitled to vote on this proposal and, as a result, broker non-votes will have No effect on this proposal.

How do I vote?

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting, via live webcast. To make sure that your shares are represented, we urge you to vote as promptly as possible by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card.

If you are a stockholder of record, there are four ways to vote:

•	By calling the toll-free telephone number indicated on your proxy card. Follow the voice prompts to vote your shares and confirm that your instructions have been properly recorded,

•	By going to the Internet website indicated on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded,

•	By signing, dating and returning the accompanying proxy card, or

•

By voting at the virtual Annual Meeting, by following the instructions you receive via email after you register at www.proxydocs.com/GNSS, prior to the deadline of Tuesday, March 12, 2024 at 5:00 p.m., Eastern Time.

If your shares are held in street name, please follow the voting instructions provided by your bank, broker or other agent. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other agent, or you can sign, date and return a voting instruction form to your bank, broker or other agent. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other agent must vote your shares as you have directed.

At the Annual Meeting, you may vote by following the instructions after registering at www.proxydocs.com/GNSS prior to the deadline of Tuesday, March 12, 2024 at 5:00 p.m., Eastern Time. If you hold your shares in street name, you must request a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting.

How can I change or revoke my vote?

You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

•	you may submit another properly executed proxy by telephone, by Internet or by signing, dating and returning a later dated proxy card,

•	you may send a written notice that you are revoking your proxy to our Corporate Secretary at 16262 West Bernardo Drive, San Diego, California 92127, or

•	you may attend the virtual Annual Meeting and vote by following the instructions you receive via email (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, follow the instructions provided by them.

How many shares must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the record date are represented by stockholders present at the meeting or by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. At the close of business on the record date, there were 44,024,952 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 22,012,477 shares must be represented by stockholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have No effect on the business that may be conducted at the Annual Meeting.

What if I do not specify a choice for a matter when returning a proxy?

If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated. If you are a stockholder of record and you return a signed proxy card but do not indicate how you wish to vote, the proxyholders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return a proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on routine proposals but may not vote on “non-routine” proposals. As a beneficial owner, you will not be deemed to have voted on such “non-routine” proposals. The shares that cannot be voted by brokers on “non-routine” matters are called broker non-votes. Broker non-votes will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting. The election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 3), and the advisory vote on the frequency of the advisory vote on execution compensation (Proposal 4) are considered “non-routine” under applicable rules. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for fiscal 2024 (Proposal 2) is considered “routine” under applicable rules.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please sign, date and return the proxy card for each account or vote via the Internet or by telephone following the instructions provided on the proxy card for each account.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business properly comes before the Annual Meeting, your proxy or voting instruction gives authority to the proxyholders to vote on those matters in their discretion.

May I propose matters for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. If you wish to propose a matter for consideration at next year’s annual meeting or if you wish to nominate a person for election as one of our directors, see the information set forth in “Stockholder Proposals” and “Stockholder Nominations” below.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2023?

You may access an electronic copy of the Proxy Statement, form of proxy card, and the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 at: www.proxydocs.com/GNSS.

PROPOSAL ONE
ELECTION OF DIRECTORS

Director Nominees

The Board currently consists of five directors, all of which were elected to our Board at the 2023 annual meeting of stockholders. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. The Board, upon recommendation by our Nominating and Corporate Governance Committee, has nominated the nominees listed below for election to our Board.

We encourage our Board members to attend our Annual Meeting of stockholders. All nominees attended the 2023 Annual Meeting of stockholders virtually.

Nomination Process

In considering candidates for election to the Board, the Nominating and Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The Nominating and Corporate Governance Committee also considers other board service, business, financial and strategic judgment of potential nominees, and desires to have a Board that represents a diverse mix of backgrounds, perspectives and expertise consisting of directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has experience in management and leadership development and an understanding of operating and corporate governance issues for a public company such as Genasys Inc.

Voting

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has No reason to believe that any nominee will be unable to serve. There are No arrangements or understandings between us and any other person pursuant to which they or any other director has been selected as a director or nominee at the Annual Meeting.

The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

For the reasons set forth in this Proxy Statement, and in particular, each nominee’s qualifications and experience described below, the Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

Nominees

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each member of the Board may have a variety of reasons for believing a particular person would be an appropriate Board member, and these views may differ from the views of other members of the Board.

Name	Age	Position and Offices	Director Since

Richard H. Osgood III (2)(3)	69	Chairman of the Board	2013
Richard S. Danforth	64	Chief Executive Officer and Director	2017
Scott L. Anchin (1)(2)(3)	49	Director	2016
Susan Lee Schmeiser (1)(3)	47	Director	2021
Caltha Seymour (1)(2)	46	Director	2021

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

Richard H. Osgood III, age 69, has been a member of the Board since July 2013 and was appointed Chairman of our Board in November 2021. Mr. Osgood retired in 2012 after serving as Head of Equity Capital Markets for Wedbush Securities since January 2009. Mr. Osgood joined Wedbush Securities when it acquired Pacific Growth Equities, which Mr. Osgood founded in 1991. Mr. Osgood served in various capacities with Pacific Growth Equities prior to its acquisition, including President, Chief Executive Officer, Chief Operating Officer, Chairman and Executive Chairman. Prior to founding Pacific Growth Equities, Mr. Osgood was the Head of Capital Markets, Sales and Trading at Volpe, Welty and Company, a company he also co-founded in 1986. Previously, Mr. Osgood held senior positions in institutional sales at Montgomery Securities, Rotan Mosely and Smith Barney. Mr. Osgood holds a B.A. in Psychology and a B.S. in Biology from the University of the South. Mr. Osgood’s capital markets and securities industry expertise, as well as his management and strategic experience qualify him to serve on our Board.

Richard S. Danforth, age 64, was appointed Chief Executive Officer in August 2016 and elected as a member of the Board in March 2017. Prior to joining our Company, Mr. Danforth founded RsD Aero, Ltd., a consulting firm in the defense, aerospace, space and transportation industries, in October 2013. Between March 2002 and October 2013, Mr. Danforth served in numerous leadership positions with DRS Technologies, Inc., including Group President of DRS Integrated Defense Systems & Service between 2008 and 2013, President, Chief Executive Officer and director of DRS Defense Solutions between 2008 and 2012, President of Command Control & Communication between 2005 and 2008, President of Navy Electronics & Intelligence Systems between 2004 and 2005, and Executive Vice President of the Electronics Systems Group between 2002 and 2004. Between 2000 and 2001, Mr. Danforth served as Senior Vice President, Commercial Aircraft Business at Raytheon Company. Mr. Danforth holds a Masters in Engineering Management from Western New England College and Bachelor of Science, Industrial Technology from University of Massachusetts, Lowell. Mr. Danforth’s extensive business experience with strategy, leadership and execution at large defense companies qualifies him to serve on our Board.

Scott L. Anchin, age 49, has been a member of the Board since March 2016. Mr. Anchin has served as the Chief Financial Officer of PF Franchisee Holdings, LLC since May 2022. From October 2018 to May 2022, Mr. Anchin was a partner at Meadow Hill Place, LLC, which provides management advisory services to growth stage companies. He also served as a Managing Director with Opportune LLP from March 2016 to October 2018, where he provided restructuring advisory services to companies and stakeholders in distressed situations. From 2009 to February 2016, Mr. Anchin was employed by Alvarez & Marsal North America, LLC, a global professional services firm specializing in turnaround and interim management and performance improvement. Mr. Anchin currently serves as a director of Kopin Corporation (Nasdaq: KOPN). He is a non-practicing Certified Public Accountant in the State of New York and holds a B.S. in Accounting from the Wharton School of Business at the University of Pennsylvania and an M.B.A. with a concentration in Management from Columbia Business School. Mr. Anchin’s accounting, management and restructuring experience and background, and his expertise in advising companies and stakeholders in difficult circumstances qualify him to serve on our Board.

Susan Lee Schmeiser, age 47, has been a member of the Board since September 2021. Ms. Lee has over 20 years of experience in digital marketing software, media, data analytics, and strategic partnerships. Ms. Lee has served as Group President of Digital Marketing & Technology Solutions at Vericast, a MacAndrews & Forbes company, since November 2020. Prior to her current position, from April 2020 to November 2020, Ms. Lee served as Chief Product Officer and Senior Executive Vice President at Vericast. From 2017 to 2020, Ms. Lee was Senior Vice President of Business Development and Strategy at Valassis, a leader in marketing technology and consumer engagement. From 2011 to 2017, Ms. Lee served as the Vice President of Corporate Development and Strategy of MaxPoint Interactive, Inc., which was acquired by Valassis after going public in 2017. Ms. Lee served as Vice President, Ad Sales Strategy at Univision from 2007 to 2011. She also held the role of Vice President at MTV Networks from 2004 to 2007. She began her career as a Financial Analyst in the Financial Sponsors Group of Morgan Stanley’s Investment Banking Division. Ms. Lee earned a B.A. in Economics from New York University and an M.B.A. in General Management from Harvard Business School. Ms. Lee’s leadership experience, and expertise in corporate development and strategy qualify her to serve on our Board.

Caltha Seymour, age 46, has been a member of the Board since September 2021. Ms. Seymour serves as Director of Global Business Development and Strategic Planning, Mission Systems Division, of Eaton Corporation, a diversified, multinational power management solutions company since 2016. From 2018 to 2021, Ms. Seymour was also the National Channel Manager for Eaton’s Industrial Control Division, where she was responsible for developing and executing $262M distribution channel partner sales and marketing strategic initiatives, as well as other programs to help cultivate sales growth and increase profitability. From 2016 to 2018, Ms. Seymour managed new product development, including a cross-functional role for Eaton’s $2.5B commercial vehicle product line. Prior to joining Eaton, Ms. Seymour leveraged her leadership and management skills in operations and consulting positions for the National Football League and the United States Military Academy at West Point. Ms. Seymour has earned a B.A. in Education Management from the University of Delaware, an M.S. in Sports Administration from Delaware State University, and a Global M.B.A. in International Business & Finance from Tulane University. Ms. Seymour’s extensive management experience, as well as her expertise in marketing, diverse business operations, and strategic initiatives qualify her to serve on our Board.

BOARD AND COMMITTEE MATTERS
AND CORPORATE GOVERNANCE MATTERS

Corporate Governance

We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including our Code of Business Conduct and Ethics, our Charters for the committees of the Board, and our Whistleblower Protection Policy. The corporate governance page can be found at www.genasys.com by clicking on “Investors,” and then on “Governance.” The information contained on our website is not incorporated by reference into and does not form a part of this Proxy Statement.

Our policies and practices reflect corporate governance initiatives that are designed to be compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of applicable securities laws, including:

•	Four of our five Board members are independent of our company and our management;

•	All members of our standing Board committees are independent of our company and our management;

•	The independent members of our Board meet regularly without the presence of management;

•	We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees, and is monitored by our Audit Committee;

•	The charters of the Board committees clearly establish their respective roles and responsibilities; and

•

We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters.

Board of Directors

Our Board currently consists of five directors: Scott L. Anchin, Richard S. Danforth, Susan Lee Schmeiser, Richard H. Osgood III, and Caltha Seymour. During the fiscal year ended September 30, 2023, our Board held four meetings. All directors serving on the Board during the fiscal year ended September 30, 2023 attended at least 75% of the aggregate of the total number of the meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served (in each case during the period in which he or she served).

Independence of the Board

As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. After review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that Mr. Anchin, Ms. Lee, Mr. Osgood, and Ms. Seymour are independent directors within the meaning of the applicable NASDAQ listing standards.

Board Leadership Structure

Richard S. Danforth currently serves as our Chief Executive Officer and as a director. Richard H. Osgood III currently serves as Chairman of the Board. The Board does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chief Executive Officer, Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our stockholders, for Mr. Danforth to serve as Chief Executive Officer and Mr. Osgood to serve as Chairman. The Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day business operations, while allowing the Chairman of the Board to lead the Board of Directors in its primary role of review and oversight of management.

Role of Board in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risk management related to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee oversees risk management related to the nomination of director candidates and our corporate governance practices. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, working through its committees to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Hedging Transactions

We have not adopted any practice or policy regarding the ability of our directors or employees (including our executive officers), or any of their designees, to engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock.

Clawback Policy

During 2023, we adopted a compensation recovery policy designed to comply with the mandatory compensation “clawback” requirements under Nasdaq rules that became effective as of December 1, 2023. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive‑based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The compensation committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made.

Executive Sessions

As required under NASDAQ listing standards, during the calendar year ended December 31, 2023, our independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Stockholder Communications with the Board

We have adopted a formal process by which stockholders may communicate with our Board. The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of Investor Relations by mail to our principal offices, 16262 West Bernardo Drive, San Diego, CA 92127. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed Investor Relations to forward such correspondence only to the intended recipients; however, the Board has also instructed Investor Relations, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate Secretary for review and possible response. This information is also contained on our website at www.genasys.com.

Information Regarding the Board Committees

During the full fiscal year ended September 30, 2023, the Board had three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The current charters for the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee can be found on our website at www.genasys.com.

Audit Committee

Our Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee:

•	evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;

•	engages the independent registered public accounting firm;

•	determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•	confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;

•	reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	considers the effectiveness of our company’s internal control system, including information technology security and control;

•

understands the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtains reports on significant findings and recommendations, together with management’s responses;

•	monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;

•

oversees procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviews the procedures for communicating the code of business conduct and ethics to our company personnel, and for monitoring compliance therewith;

•	reviews annually the Audit Committee’s written charter and its performance and reports the same to the Board;

•	reviews the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and

•	reviews and approves all related party transactions on an ongoing basis.

The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Audit Committee is composed of Mr. Anchin (Chair), Ms. Seymour and Ms. Lee. The Audit Committee met four times during fiscal 2023.

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that all members of our Audit Committee are independent under applicable SEC rules and NASDAQ listing standards. Our Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement and cash flow statement. Our Board has also determined that Mr. Anchin qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making such determination, the Board made a qualitative assessment of Mr. Anchin’s level of knowledge and experience based on a number of factors, including Mr. Anchin’s formal education and experience.

Compensation Committee

The Compensation Committee assists in the implementation of, and provides recommendations with respect to, our general and specific compensation policies and practices for our company’s executives. The Compensation Committee also administers our Amended and Restated 2015 Equity Incentive Plan. Among other functions, the Compensation Committee:

•	reviews and approves the performance goals and objectives for executive officers, including our Chief Executive Officer;

•	evaluates the Chief Executive Officer’s performances in light of those goals and objectives and recommends to the Board the Chief Executive Officer’s compensation levels;

•	recommends to the Board the compensation of executive officers other than the Chief Executive Officer;

•	reports on executive compensation for inclusion in our company’s proxy statements;

•	reviews annually the Board compensation and makes related recommendations to the Board; and

•	reviews annually the Compensation Committee’s written charter and its performance and reports the same to the Board.

The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Compensation Committee is composed of Mr. Anchin (Chair), Mr. Osgood, and Ms. Seymour. The Compensation Committee held four meetings during fiscal 2023. Each member of the Compensation Committee is independent under applicable NASDAQ listing standards and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends to our Board individuals qualified to become members of the Board, reviews and advises our Board with respect to corporate governance principals and policies, and oversees the annual evaluation of the Board’s effectiveness. Among other functions, the Nominating and Corporate Governance Committee:

•	identifies and evaluates qualified candidates to become members of our Board;

•	recommends nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	recommends candidates to fill vacancies on our Board;

•	makes recommendations to our Board regarding the membership of the committees of our Board;

•	considers, develops and recommends to our Board policies and procedures with respect to the nomination of directors and other corporate governance matters; and

•	oversees the evaluation of our Board.

The Nominating and Corporate Governance Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Nominating and Corporate Governance Committee is composed of Mr. Osgood (chair), Ms. Lee, and Mr. Anchin. The Nominating and Corporate Governance Committee held one meeting during fiscal 2023. Each member of the Nominating and Corporate Governance Committee is independent under applicable NASDAQ listing standards.

Director Nominations

The Nominating and Corporate Governance Committee makes recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by our stockholders at each annual meeting.

Director Qualifications

The Nominating and Corporate Governance Committee believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to stockholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing stockholder value in realistic time frames. The Nominating and Corporate Governance Committee also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side; strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as the Chief Executive Officer of an acoustic products, media, advertising, military or government supply company larger than our company; independence from our company and current Board members; and a recognizable name that would add credibility and value to our company and its stockholders. The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Nominating and Corporate Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Nominating and Corporate Governance Committee may modify these qualifications from time to time.

Evaluating Nominees for Director

The Nominating and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, neither the Nominating and Corporate Governance Committee nor any predecessor to the Nominating and Corporate Governance Committee has paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Stockholder Nominations

The Nominating and Corporate Governance Committee applies the same guidelines (described above) to stockholder nominees as applied to nominees from other sources. Any stockholder who wishes to recommend for the Nominating and Corporate Governance Committee or the Board’s consideration a prospective nominee to serve on the Board may do so by giving the candidate’s name and qualifications in writing to the Chair of the Nominating and Corporate Governance Committee at the following address: 16262 West Bernardo Drive, San Diego, California 92127.

Board of Director Diversity and Disclosure

NASDAQ requires each listed company to have, or explain why it does not have, two diverse directors on its board of directors, including at least one diverse director who self-identifies as female and one diverse director who self-identifies as an underrepresented minority or LGBTQ+ (subject to exceptions). Our current Board’s composition is in compliance with this requirement. The table below provides certain highlights of the composition of the members of our Board. Each of the categories listed in the below table has the meaning as it is used in NASDAQ Rule 5605(f).

Board Diversity Matrix (As of January 29, 2024)
Total Number of Directors: 5
Part I: Gender Identity
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	3
Part II: Demographic Background
African American or Black	2
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Diversity Matrix (As of January 27, 2023)
Total Number of Directors: 5
Part I: Gender Identity
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	3
Part II: Demographic Background
African American or Black	2
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. A copy of the Code of Business Conduct and Ethics is posted on our Internet site at www.genasys.com. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.

PROPOSAL TWO
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024. A representative of Baker Tilly US, LLP is expected to be present at the Annual Meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Stockholder ratification of the selection of Baker Tilly US, LLP is not required by our bylaws or otherwise. However, we are submitting the selection of Baker Tilly US, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our stockholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Baker Tilly US, LLP. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

The following table presents fees billed by Baker Tilly US, LLP, for professional services rendered for the fiscal years ended September 30, 2022 and 2023:

	Fiscal 2022	Fiscal 2023
Audit Fees (1)	$250,382	$223,806
Audit Related Fees (2)	—	83,290
Tax Fees (3)	25,191	2,200
All Other Fees (4)	—	—
Total	$275,573	$309,296
(1)

Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of SEC filings other than Forms 10-K and 10-Q.

(3)	Tax Fees include the aggregate fees paid by us during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Baker Tilly US, LLP for fiscal 2022 or 2023.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board, Financial Accounting Standards Board, or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Baker Tilly US, LLP in providing services to us for the fiscal year ended September 30, 2024 and has concluded that such services are compatible with such firm’s independence.

Our Board recommends a vote IN FAVOR of
the ratification of the selection of our independent registered public accounting firm.

PROPOSAL THREE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Consistent with the vote of our stockholders, our Board has determined to submit the approval of our executive compensation annually to our stockholders on a non-binding basis. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Our executive compensation program received the support of stockholders holding 95.3% of our stock that was voted on the matter at our 2023 annual meeting of stockholders.

Our executive compensation program is designed to attract, motivate and retain a talented team of executives. We seek to accomplish this goal in a way that rewards performance that is aligned with our stockholders’ long-term interests. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders.

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this Proxy Statement a separate resolution, subject to a non-binding stockholder vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the 2024 Annual Meeting:

“RESOLVED, that the stockholders of Genasys Inc. approve, on an advisory basis, the compensation of its named executive officers as disclosed in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in the Proxy Statement for the 2024 Annual Meeting.”

As an advisory vote, this proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board recommends that stockholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement.

PROPOSAL FOUR
ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and related SEC rules also require that we provide stockholders the opportunity to vote, on a non-binding, advisory basis, as to how frequently we should hold future non-binding, advisory votes on the compensation of our named executive officers as disclosed in our annual proxy statement in accordance with SEC rules (which we refer to as “a non-binding, advisory vote on executive compensation”). SEC rules provide that stockholders must have an opportunity to indicate whether they would prefer that we hold future advisory votes on executive compensation every year, once every two years, or once every three years. At our 2018 annual meeting of stockholders, our stockholders holding 96.8% of our stock that was entitled to vote on the matter voted that the frequency of the advisory vote on executive compensation should be every year.

The Board has determined that holding an advisory vote on executive compensation every year is most appropriate for the Company and recommends that you vote that we hold an advisory vote on executive compensation every year.

You are not voting to approve or disapprove the Board’s recommendation but instead for one of the specified choices. Accordingly, with respect to this proposal, you should vote for one year, two years, or three years, based on your preference as to the frequency with which an advisory vote on executive compensation should be held or, if you have no preference, you may choose to abstain from voting on this proposal.

The option of yearly, every two years or every three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, as this is an advisory vote, the result will not be binding. Our Compensation Committee will consider the outcome of the vote when determining how often we hold an advisory vote on executive compensation.

Our Board recommends a vote for the option of
EVERY YEAR as the frequency with which stockholders are provided any advisory vote on executive compensation.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of January 29, 2024 by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Unless otherwise indicated, the business address of each person named below is c/o Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)

Common Stock	Integrity Wealth Advisors Inc.	5,819,279 (2)	13.2%
	196 S Fir Street, Suite 140
	Ventura, CA 93001

Common Stock	AWM Investment Company, Inc.	4,349,544 (3)	9.9%
	527 Madison Avenue, Suite 2600
	New York, New York 10022

Common Stock	Manatuck Hill Partners, LLC	2,459,606 (4)	5.6%
	1465 Post Road East
	Westport, Connecticut 06880

Common Stock	Scott L. Anchin	277,102 (5)	*

Common Stock	Richard H. Osgood III	467,883 (5)	1.1%

Common Stock	Susan Lee Schmeiser	77,500 (5)	*

Common Stock	Caltha Seymour	77,500 (5)	*

Common Stock	Richard S. Danforth	481,830 (5)	1.1%

Common Stock	Dennis D. Klahn	144,362 (5)	*

	All directors and executive officers as a group (6 persons)	1,526,177 (5)	3.5%

____________________________

*	Less than 1%.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated below, this table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares. Percentage of class is based on 44,024,952 shares of common stock outstanding on January 29, 2024, plus the number of shares of common stock that such person or group had the right to acquire within 60 days of January 29, 2024. Except as otherwise stated below, each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws).

(2)

Based on information provided by Integrity Wealth Advisors Inc. in a Schedule 13G filed with the SEC on November 1, 2022, and in a Schedule 13G filed with the SEC on November 3, 2022, which reflected 5,819,279 shares of common stock that Integrity Wealth Advisors Inc. has sole dispositive power over.

(3)

Based on information provided by the stockholder in a Schedule 13G/A filed with the SEC on February 14, 2023, which reflected 4,349,544 shares of common stock held by the following entities: 2,068,592 shares owned by Special Situations Fund III QP, L.P., 542,478 shares owned by Special Situations Private Equity Fund, L.P., 240,783 shares held by Special Situations Technology Fund, L.P., and 1,497,691 shares held by Special Situations Technology Fund II, L.P. MGP Advisors Limited Partnership, or MGP, is the general partner of the Special Situations Fund III QP, L.P. and AWM Investment Company, Inc., or AWM, is the general partner of MGP. SST Advisers, L.L.C., or SSTA, is the general partner of the Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P. MG Advisers, L.L.C., or MG, is the general partner of the Special Situations Private Equity Fund, L.P. AWM is the investment adviser to Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P. and Special Situations Private Equity Fund, L.P. Austin W. Marxe, David M. Greenhouse, and Adam L. Stettner are the principal owners of MGP, AWM, SSTA and MG, and are principally responsible for the selection, acquisition, voting and disposition of the portfolio securities by each investment adviser on behalf of its fund. Messrs. Marxe, Greenhouse, and Stettner share voting and dispositive power with respect to shares held by these stockholders. Messrs. Marxe, Greenhouse, and Stettner share voting and dispositive power with respect to shares held by these stockholders.

(4)

Based on information provided by the stockholder in a Schedule 13G/A filed with the SEC on January 24, 2023, which reflected 2,459,606 shares of common stock that Manatuck Hill Partners, LLC has shared voting and dispositive power over.

(5)

Includes the following shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 29, 2024: Mr. Anchin: 30,000; Mr. Osgood: 30,000; Ms. Schmeiser: 30,000; Ms. Seymour: 30,000; Mr. Danforth: 287,138; Mr. Klahn: 116,666 and all directors and officers as a group: 523,804.

EXECUTIVE COMPENSATION
Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer and Chief Financial Officer for the fiscal years ended September 30, 2023 and 2022. We refer to each such person as a “named executive officer.”

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Richard S. Danforth	2023	$428,685	–	–	$224,000(1)	$14,806	$667,491
Chief Executive Officer	2022	$432,283	$382,000	–	–	$13,725	$828,008

Dennis D. Klahn	2023	$277,846	–	$120,000(2)	–	$12,771	$410,617
Chief Financial Officer & Secretary	2022	$260,576	$165,000	$33,200(3)	–	$12,000	$470,776

________________________

(1)

In the year ended September 30, 2023, stock options subject to performance conditions were granted with an aggregate grant date fair value of $1,216,000, computed in accordance with ASC 718, “Compensation-Stock Compensation”. This amount represents the highest level of achievement possible under the terms of the grant.

(2)

The amounts for 2023 reflect the aggregate grant date fair value for restricted stock units granted during the fiscal year ended September 30, 2023, computed in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2023, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 7, 2023.

(3)

The amounts for 2022 reflect the aggregate grant date fair value for restricted stock units granted during the fiscal year ended September 30, 2022, computed in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2022, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 16, 2022.

No named executive officer received any form of non-cash compensation from us in the fiscal year ended September 30, 2023, or currently receives any such compensation, in excess of 10% of the total amount of annual salary and bonus reported for the named executive officer above.

Employment Arrangements

We have entered into the following employment arrangements with each of the named executive officers reflected in the Summary Compensation Table.

Mr. Richard S. Danforth ‐We are parties to an employment agreement with Mr. Danforth pursuant to which he is employed as Chief Executive Officer and that provides for severance benefits including twelve months’ salary and health benefits, a pro-rata share of his annual cash bonus for the fiscal year in which the termination occurs to which he would have become entitled had he remained employed through the end of such fiscal year, and vesting of the stock options held by him that are subject to performance-based vesting based. The agreement also has a change of control clause whereby in the event of a specified termination event, the Chief Executive Officer would be entitled to receive in a single lump sum (a) an amount equal to two times the sum of his base salary then in effect and his then target annual cash bonus, (b) a pro-rata share of his annual cash bonus for such year and (c) the cost of his and his dependents’ coverage under COBRA for an 18-month period. In addition, in such event, all stock options held will vest on the date of termination.

Mr. Dennis D. Klahn ‐We are parties to a letter agreement with Mr. Klahn pursuant to which he is employed as Chief Financial Officer. Under his letter agreement, Mr. Klahn receives an annual salary determined by the Compensation Committee and participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. Mr. Klahn’s employment is not for a specified period or term of employment and is terminable at-will by us or by Mr. Klahn for any reason, with or without notice. Mr. Klahn is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, he will be entitled to receive (a) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (b) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (c) continuation of health benefits for twenty-four months and (d) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Executive Officer and Employee Incentive Plan

On December 5, 2023, the Compensation Committee of our Board approved an incentive bonus plan for fiscal year 2024 designed to motivate our executive officers and key employees to achieve our financial objectives and to reward them for their achievements when our objectives are met. All of our named executive officers, as well as other key employees, will be entitled to participate in the incentive plan. Target bonus amounts vary based on a percentage of the employee’s base salary, which are 75% of base salary for Mr. Danforth, 50% of base salary for Mr. Klahn and range from 25% to 50% of base salary for other employees depending on their level of responsibility. A bonus payment will be made at three levels, including at 50% of target, at 100% of target and at 200% of target, depending upon the achievement by our company of specified performance goals established by the Compensation Committee. The Compensation Committee established performance targets for Mr. Danforth and Mr. Klahn based on our total product bookings, net revenues, operating income and operating cash flow during fiscal year 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of September 30, 2023.

	Option Awards						Stock Awards
	Grant	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not
Name	Date	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (#)	Vested ($)
Richard S. Danforth	10/4/2019	187,138	—(1)	212,862	$3.39	10/4/2026	—	—
	10/8/2022	—	200,000(2)	—	$2.69	10/8/2029	—	—
	10/8/2022	—	400,000(3)	—	$2.69	10/8/2029	—	—
	10/8/2022	—	400,000(4)	—	$2.69	10/8/2029	—	—
Dennis Klahn	9/19/2017	100,000	—(1)	—	$1.76	9/29/2024	—	—
	2/12/2021	—	—	—	—	—	3,333	$6,699(5)
	2/10/2022	—	—	—	—	—	6,666	$13,399(6)
	2/14/2023	—	—	—	—	—	30,000	$60,300(7)

(1)	The option is fully vested.
(2)	The option vests as to 1/2 of the shares on each anniversary of the date of grant of October 8, 2022, until fully vested.
(3)	The number of shares that vest is based on the achievement of certain performance criteria as determined on September 30, 2025.
(4)	The number of shares that vest is based on the achievement of certain performance criteria as determined on September 30, 2026.
(5)	The restricted stock unit vests as to 1/3 of the shares on each anniversary of the date of grant of February 12, 2021, until fully vested.
(6)	The restricted stock unit vests as to 1/3 of the shares on each anniversary of the date of grant of February 10, 2022, until fully vested.
(7)	The restricted stock unit vests as to 1/3 of the shares on each anniversary of the date of grant of February 14, 2023, until fully vested.

We do not have any stock appreciation rights plans in effect and we have No long-term incentive plans, as those terms are defined in SEC regulations. We have No defined benefit or actuarial plans covering any named executive officer.

Potential Payments Upon Termination or Change-in-Control

Mr. Danforth’s employment agreement provides for payments and other benefits upon certain termination and change in control events as described above in “Employment Agreements.” We also have a Change in Control Severance Benefit Plan under which, in the event of a qualifying termination, a participating executive will be entitled to receive (a) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (b) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (c) continuation of health benefits for twenty-four months and (d) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination. A qualifying termination under the Change in Control Severance Benefit Plan is any involuntary termination without cause or any voluntary termination for good reason, in each case occurring within three months before or twelve months after a change of control of our Company.

PAY VERSUS PERFORMANCE

The following table shows information about the relationship between compensation actually paid for our principal executive officer (PEO) and our non-PEO named executive officers (NEO) and certain financial performance of the Company for the fiscal years ending September 30, 2023 and September 30, 2022.

Year	Summary compensation table total for PEO (1)	Compensation actually paid to PEO (2)	Average summary compensation table total for non-PEO NEOs (3)	Average compensation actually paid to non-PEO NEOs (4)	Value of initial fixed $100 investment based on: Total shareholder return (5)	Net income (Loss)

2023	$667,491	$553,491	$410,617	$352,584	$72.56	$(18,396,000)

2022	$828,008	$828,008	$470,776	$439,912	$38.80	$(16,212,000)

(1)	The dollar amounts reported are the amounts of total compensation reported for our PEO, Richard Danforth, in the Summary Compensation Table for fiscal years 2023 and 2022.
(2)

The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Danforth during the applicable year after adjusting for the fair value of stock options granted under the Company’s Amended and Restated 2015 Equity Incentive Plan.

(3)	The dollar amounts reported are the average of the total compensation reported for our NEO, other than our PEO, Dennis Klahn, who served as Chief Financial Officer for fiscal years 2023 and 2022.
(4)

The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Klahn during the applicable year after adjusting for the fair value of restricted stock units granted under the Company’s Amended and Restated 2015 Equity Incentive Plan.

(5)

Total shareholder return is calculated as the difference between the price of the Company’s common stock at the end of each fiscal year, represented by the closing trading price as of that date, compared to the price of the Company’s common stock at the beginning of the measurement period, represented by the closing trading price as of the last day of the Company’s 2021 fiscal year. No dividends were declared or paid during either of the fiscal years presented.

COMPENSATION OF DIRECTORS

The following table shows all the fees earned or cash paid during the fiscal year ended September 30, 2023 to our non-employee directors. No option or restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended September 30, 2023.

Director Compensation Fiscal Year 2023

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Scott L. Anchin	$30,000	$104,400	$134,400
Richard H. Osgood III	$30,000	$104,400	$134,400
Susan Lee Schmeiser	$30,000	$104,400	$134,400
Caltha Seymour	$30,000	$104,400	$134,400

____________________________

(1)

Reflects the aggregate grant date fair value for restricted stock units granted during the fiscal year ended September 30, 2023, computed in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2023, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 7, 2023.

Each of our non-employee directors receives a grant of 30,000 restricted stock units annually on the date of our annual meeting of stockholders, subject to the overall director compensation limits set forth in the Amended Plan. Each of our non-employee directors also receives an annual cash retainer equal to $30,000, which is paid in equal quarterly installments and is prorated for partial year service. No additional amounts are payable for committee participation.

EQUITY COMPENSATION PLAN INFORMATION

At September 30, 2023, we had two equity incentive plans under which equity securities are or have been authorized for issuance to our employees, consultants or directors: the Amended and Restated 2015 Equity Incentive Plan and the 2005 Equity Incentive Plan. Each of these plans was approved by our stockholders. The following table sets forth information as of September 30, 2023.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	3,284,119	$3.28	3,175,077
Equity compensation plans not approved by security holders	—	—	—
Total	3,284,119	$3.28	3,175,077

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Ms. Seymour and Messrs. Anchin and Osgood served on the Compensation Committee during the fiscal year 2023. None of the members of our Compensation Committee during the fiscal year ended September 30, 2023 are or were formerly officers or employees of our company. No executive officer of our company (1) served as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (2) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (3) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended September 30, 2023.

The Audit Committee has reviewed and discussed the audited financial statements of Genasys Inc. with management. The Audit Committee has discussed with Baker Tilly US, LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received written disclosures and the letter from Baker Tilly US, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with Baker Tilly US, LLP its independence from our company.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the NASDAQ Stock Market.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that audited financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

AUDIT COMMITTEE

Scott L. Anchin

Susan Lee Schmeiser

Caltha Seymour

December 5, 2023

DELINQUENT SECTION 16(a) FILINGS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that No other reports were required during the fiscal year ended September 30, 2023, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, other than a Form 4 filed by Dennis Klahn on February 15, 2023 reporting transactions effected on January 6, February 10, February 12 and February 13, 2023, Form 4s filed by each of Susan Lee Schmeiser, Scott Anchin, Richard H. Osgood III, and Caltha Seymour on March 31, 2023 reporting a grant of restricted stock units effected on March 14, 2023, a Form 4 filed by Richard Danforth on May 31, 2023 reporting transactions effected on May 26, 2023, and a Form 4 filed by Richard H. Osgood III on October 10, 2023 reporting a transaction effected on October 2, 2023.

TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended September 30, 2023 there were No (and there are No currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year-end for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2025 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is October 1, 2024.

Our bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at our 2025 annual meeting, the stockholder must give timely notice of the proposal in writing to our Corporate Secretary. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 14, 2024 and not later than January 13, 2025; provided, however, that in the event that No annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the stockholder to be timely must be so received No earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting. The deadline for providing notice of a solicitation of proxies in support of director nominees other than our nominees for our 2025 annual meeting is Tuesday, January 13, 2025.

OTHER MATTERS

Other Matters Brought Before the Meeting

The Board knows of No other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Proxy Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Householding of Proxy Materials

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of our annual report and/or proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies at the same address may wish to receive only one. If you now receive more than one copy, and would like to receive only one copy, please submit your request to the address or phone number that appears on your proxy card. A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2023 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a stockholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

Additional Documentation

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2023 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Accommodations for Attendance at the Annual Meeting

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127 or at (858) 676-1112. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by March 4, 2024.

IMPORTANT

Your vote is very important No matter how many shares you own. If your shares are held in your own name, please sign, date and return the enclosed proxy card in the postage-paid envelope provided or submit your proxy by telephone or the internet. Instructions regarding telephone and internet voting are included on the proxy card (or, if applicable, your electronic delivery notice). If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may provide instructions to your bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return the proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*****

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By Order of the Board of Directors Richard H. Osgood III Chairman of the Board

January 29, 2024

genasys

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/GNSS**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-390-5361**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/GNSS

Genasys Inc.

Annual Meeting of Stockholders

For Stockholders of record as of January 25, 2024

DATE: Thursday, March 14, 2024
TIME: 9:00 AM, Pacific Time
PLACE: Annual Meeting to be held virtually via live webcast - please visit www.proxydocs.com/GNSS for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Richard S. Danforth and Dennis D. Klahn (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Genasys Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Genasys Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	To elect five directors to serve for the ensuing year and until their successors are elected;					
		FOR	WITHHOLD			
	1.01 Richard H. Osgood III	☐	☐			FOR
	1.02 Richard S. Danforth	☐	☐			FOR
	1.03 Scott L. Anchin	☐	☐			FOR
	1.04 Susan Lee Schmeiser	☐	☐			FOR
	1.05 Caltha Seymour	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024;	☐	☐	☐		FOR
3.	To consider an advisory vote on the compensation of our named executive officers;	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
4.	To consider an advisory vote on the frequency of the advisory vote on executive compensation; and	☐	☐	☐	☐	1 YEAR
5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.					

You must register to attend the meeting online and/or participate at www.proxydocs.com/GNSS
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date